SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

            ______________________________________________________


                                 FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 2, 1999



                          CALLON PETROLEUM COMPANY
          ______________________________________________________
          (Exact name of Registrant as specified in its charter)



           Delaware                   0-25192             64-0844345
_______________________________     ___________       ___________________
(State or other jurisdiction of     Commission        (I.R.S. Employer
 incorporation or organization)     File Number       Identification No.)



                           200 North Canal Street
                         Natchez, Mississippi  39120
      ____________________________________________________________
      (Address of Principal Executive Offices)(Including Zip Code)



                               (601) 442-1601
          ____________________________________________________
          (Registrant's telephone number, including area code)





















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Item 5. Other events

Callon Petroleum Company announced on February 2, 1999 that it anticipates its 1998 earnings will be reduced by an after-tax, non-cash charge of approximately $30 million as a result of a December 31, 1998 ceiling test impairment. A copy of the press release is filed as an exhibit to this Form 8-K.


Item 7.       Exhibits

	1.	Underwriting Agreement*

	2.	Plan of acquisition, reorganization, arrangement, liquidation or
		succession.*

	4.	Instruments defining the rights of security holders, including indentures*

	16.	Letter re change in certifying accountants*

	17.	Letter re director resignation*

	20.	Other documents or statements to security holders*

	23.	Consents of experts and counsel*

	24.	Power of attorney*

	27.	Financial data schedule*

     99. Additional exhibits

          Exhibit 99.1  Press release issued by the registrant on
          February 2, 1999.
_________________________
*	Inapplicable to this filing

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


							CALLON PETROLEUM COMPANY

Date:  February 3, 1999            By /s/ John S. Weatherly
       _________________           ____________________________
							John S. Weatherly, Senior Vice
                                   President, Chief Financial Officer
                                   and Treasurer